TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 INCOME STATEMENT HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 CASH FLOW AND RETURN ON INVESTED CAPITAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 VISTAPRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 HOUSEKEEPING ITEMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 INCOME STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 34 Page 2 of 34

REPORTING CHANGES As a supplement to this earnings document, we have also published on ir.cimpress.com a guide to reporting changes we have made to align to recent organizational changes in the business, and to simplify and strengthen the clarity of this document. These changes have been recast on a quarterly basis for the past three years, so that you can continue to see clear trends in our businesses. CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. Page 3 of 34

LETTER FROM ROBERT Dear Investor, In our annual investor letter and August investor day we described how over the past five years we failed to achieve our objective of growing our intrinsic value per share at a rate that is comfortably above our WACC. However, we also expressed optimism that the decentralization we began two years ago, designed to reinvigorate an entrepreneurial culture, was starting to work as evidenced by accelerating speed, customer focus, innovation and the strong cash flow growth that we delivered in the second half of FY2019. To build on that momentum in FY2020, we committed to continuing our focus on execution across Cimpress. I am happy to report that the operational and financial success that we saw in the second half of FY2019 continued during the first quarter of FY2020. Highlights from the quarter are outlined in the commentary throughout this document. During the first quarter, we also repurchased 1,963,629 Cimpress shares for $232.3 million at an average price per share of $118.29. Furthermore, as of October 25, in our second quarter we repurchased an additional 585,106 Cimpress shares for $75.6 million at an average price per share of $129.14. Even though we are not yet executing to our full potential, it is helpful to take a step back and look at what we have accomplished. Over the past two years, our leverage ratio has declined from 3.39 times trailing twelve month EBITDA as of September 30, 2017 to 3.00 as of September 30, 2019, despite undergoing multiple restructurings and investing over $250 million for growth-related organic investments, $392 million for acquisitions and related earn-out payments net of partial equity sales and $342 million for share repurchases. Our trailing-twelve-month adjusted return on invested capital has improved significantly over this time frame to 22%. These results speak volumes about the high quality of our team members and the strong underlying cash flow characteristics of Cimpress’ businesses. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 34

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT[1], TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q1 FY2018	Q1 FY2019	Q1 FY2020
Vistaprint	$ 326,286	$ 345,320	$ 343,171
PrintBrothers	91,874	101,389	109,290
The Print Group	68,612	71,000	72,258
National Pen	59,717	65,971	70,163
All Other Businesses	18,704	7,715	42,276
Inter-segment eliminations	(1,909)	(2,414)	(3,199)
Total revenue	**$ 563,284**	**$ 588,981**	**$ 633,959**
Reported revenue growth	*27%*	*5 %*	*8%*
Organic constant currency revenue growth	*12%*	*8 %*	*4%*
Income (loss) from operations	**$ 46,613**	**$ (5,988)**	**$ 25,379**
Income (loss) from operations margin	*8%*	*(1)%*	*4%*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA[1]:

	Q1 FY2018	Q1 FY2019	Q1 FY2020
Vistaprint	$ 41,791	$ 59,994	$ 80,580
PrintBrothers	8,468	10,571	10,777
The Print Group	12,223	11,846	13,634
National Pen	2,706	(16,468)	(9,850)
All Other Businesses	(330)	(4,722)	1,717
Total segment EBITDA	**$ 64,858**	**$ 61,221**	**$ 96,858**
Central and corporate costs	(23,080)	(25,219)	(27,429)
Unallocated share-based compensation	(2,072)	(4,068)	499
Exclude: share-based compensation included in segment EBITDA	6,769	8,917	4,750
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(634)	1,607	4,838
Adjusted EBITDA	**$ 45,841**	**$ 42,457**	**$ 79,516**
Adjusted EBITDA margin	*8%*	*7 %*	*13%*
Adjusted EBITDA year-over-year growth	*31%*	*(7)%*	*87%*

[1] In Q1 FY20, we made two changes to our segment reporting to align to recent organizational changes and to simplify our reporting. The changes have been recast back to Q1 FY2017, so all data in the charts above is comparable. Please see the guide to reporting changes published on ir.cimpress.com for details.

CASH FLOW AND OTHER METRICS:

	Q1 FY2018	Q1 FY2019	Q1 FY2020
Net cash provided by operating activities	$ 16,379	$ 22,220	$ 62,905
Net cash provided by (used in) investing activities[2]	62,298	(49,568)	(29,363)
Net cash (used in) provided by financing activities	(75,459)	31,643	(33,005)
Adjusted free cash flow	(13,036)	(10,061)	36,241
Cash interest related to borrowing	6,519	5,700	9,384

[2] In Q1 of FY2018, Cimpress divested the Albumprinter business for $93,071, net of transactions costs and cash divested. Pro-forma net cash (used in) investing activities excluding this divestiture was $(30,773) in Q1 FY2018.

Please see non-GAAP reconciliations at the end of this document.

Page 5 of 34

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q1 FY2018	Q1 FY2019	Q1 FY2020
Adjusted EBITDA	$ 45,841	$ 42,457	$ 79,516
Cash restructuring payments	(4,082)	(1,231)	(2,262)
Cash taxes	(5,369)	(5,449)	(4,472)
Other changes in net working capital (ex. earn-out payments) and other reconciling items	(13,492)	(7,857)	(493)
Purchases of property, plant and equipment	(20,457)	(21,026)	(14,193)
Purchases of intangible assets not related to acquisitions	(24)	(22)	—
Capitalization of software and website development costs	(8,934)	(11,233)	(12,471)
Adjusted free cash flow before cash interest related to borrowing	**$ (6,517)**	**$ (4,361)**	**$ 45,625**
Cash interest related to borrowing	(6,519)	(5,700)	(9,384)
Adjusted free cash flow	**$ (13,036)**	**$ (10,061)**	**$ 36,241**

Q1 FY2020 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)


$79.5
($2.3)
($4.5)
($0.5)
($14.2)
($12.5)
$45.6
($9.4)
$36.2
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted free cash flow before interest related to borrowing
Cash interest related to borrowing
Adjusted free cash flow

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 34

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data

Revenue & Reported Revenue Growth (1)



$563
$762
$636
$631
$589
$826
$662
$675
$634
27%
32%
16%
12%
5%
8%
4%
7%
8%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.

Organic Constant-Currency Revenue Growth



12%
11%
11%
11%
8%
6%
3%
5%
4%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Cash Flow from Operations (2)



$16
$160
$(32)
$48
$22
$183
$17
$109
$63
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

(2) Q3FY18 cash flow from operations includes the payment of contingent earn-out liabilities of $49.2 million related to the WIRmachenDRUCK and Easyflyer acquisitions.
(3) Cash interest related to borrowing is total cash interest less interest expense for Waltham, MA lease.

Adjusted Free Cash Flow & Cash Interest Related to Borrowing (3)



Adj. FCF
Interest
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

	Q118	Q218	Q318	Q418	Q119	Q219	Q319	Q419	Q120
Adj. FCF	($13)	$133	($3)	$23	($10)	$155	($15)	$82	$36
Interest (3)	$7	$16	$6	$21	$6	$20	$8	$22	$9

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 34

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

$ in millions, except percentages and share data


GAAP Operating Income (Loss) & Adjusted EBITDA
GAAP OI (Loss)
Adjusted EBITDA
$47
$46
$73
$134
$17
$69
$22
$78
($6)
$42
$91
$138
$30
$89
$49
$117
$25
$80
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20


Net Income (Loss) Attributable to Cimpress
$23
$30
($2)
($7)
($15)
$69
$7
$34
$20
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20


Net Debt (1)
Cash / cash equivalents
High yield notes
Term loan
Revolver
Other debt
$43
$40
$50
$44
$48
$48
$44
$35
$31
($275)
($275)
($275)
($400)
($400)
($400)
($400)
($400)
($400)
($296)
($293)
($289)
($285)
($279)
($274)
($516)
($505)
($491)
($250)
($133)
($249)
($147)
($191)
($376)
($156)
($116)
($331)
($8)
($8)
($8)
($7)
($6)
($10)
($16)
($14)
($17)
($786)
($668)
($770)
($795)
($828)
($1,012)
($1,043)
($1,000)
($1,208)
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20


Weighted Average Shares Outstanding (Millions) (2)
Basic
Diluted
32.3
32.3
30.7
30.8
30.9
31.8
31.5
31.3
30.5
31.2
31.0
30.7
30.8
30.9
30.9
30.8
30.6
29.7
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

(1) Excludes debt issuance costs
(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.
Page 8 of 34

INCOME STATEMENT HIGHLIGHTS

Our **reported revenue growth** was 8% in Q1. Growth was positively impacted by the acquisition of BuildASign but negatively impacted by currency movements. **Organic constant-currency revenue growth** was 4% in Q1. Revenue growth was generally in line with the expectations we set with at the beginning of the fiscal year. Revenue trends are discussed in more detail in the segment commentary of this document.

Q1 FY2020 **GAAP operating income** increased $31.4 million year over year to $25.4 million. The following year-over-year items positively influenced this result:

- Profitability improvements across most of our businesses, with planned advertising expense reductions in Vistaprint and National Pen, as well as the benefits of recent changes we have made to enable stronger execution.
- A $4.2 million decrease in share-based compensation expense excluding the effects of restructuring. In the current quarter we did not have costs related to our supplemental performance share unit awards (SPSUs) that were included last year as we concluded in Q2 FY2019 that the achievement of the relevant performance condition was no longer probable.

These increases to Q1 operating income were partially offset by increased investments, including in technology, as well as additional restructuring charges and amortization of acquired intangibles.

Adjusted EBITDA for Q1 FY2020 was $79.5 million, up 87% from Q1 FY2019. Adjusted EBITDA excludes several costs and benefits in our operating income, but was also up significantly in Q1 FY2020 due to many of the same reasons described above. In addition, the BuildASign acquisition positively influenced adjusted EBITDA to a greater degree than operating income because EBITDA excludes the amortization of acquired intangibles that weigh on operating income year over year. Another meaningful difference between operating income and adjusted EBITDA is the inclusion of realized gains or losses on our currency derivatives intended to hedge EBITDA, which was a significant year-over-year benefit this quarter (details on page 20).

(continued on next page)

2-Year Stacked Reported Revenue Growth


Earlier period
Later period
45%
27%
18%
48%
32%
16%
42%
16%
26%
30%
12%
18%
32%
5%
27%
40%
8%
32%
20%
4%
16%
19%
7%
12%
13%
8%
5%
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
18%
12%
6%
19%
11%
8%
22%
11%
11%
20%
11%
9%
20%
8%
12%
17%
6%
11%
14%
3%
11%
16%
5%
11%
12%
4%
8%
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20

GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)


$47
8%
$73
10%
$17
3%
$22
4%
(1)%
($6)
$91
11%
$30
5%
$49
7%
$25
4%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Adjusted EBITDA ($M) & Margin (%) (Quarterly)


$46
8%
$134
18%
$69
11%
$78
12%
$42
7%
$138
17%
$89
13%
$117
17%
$80
13%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Please see non-GAAP reconciliations at the end of this document.

Page 9 of 34

INCOME STATEMENT HIGHLIGHTS (CONTINUED)

GAAP net income (loss) per diluted share for the first quarter was $0.66, versus ($0.47) in the same quarter a year ago. In addition to the factors described above, GAAP net income was influenced by non-operational, non-cash year-over-year currency impacts in Other income (expense), net (details on page 20).

Gross profit (revenue minus the cost of revenue) increased year over year by $21.8 million in the first quarter. Gross profit benefited from the inclusion of BuildASign, which was not reflected in the year-ago results. Gross profit improved year over year in all segments, partially offset by unfavorable currency movements.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the first quarter was 48.6%, flat compared to the same quarter a year ago. Changes in mix and unfavorable currency impacts were offset by production and cost efficiencies during the quarter.

Contribution profit (revenue minus the cost of revenue, advertising and payment processing) increased year over year by $41.6 million in Q1. In addition to the increase in gross profit, contribution profit also increased due to the positive impact of the reduction in Vistaprint and National Pen advertising spend.

Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the first quarter was 32.3%, up from 27.7% in the same quarter a year ago. This was driven by the reduction in Vistaprint and National Pen advertising spend.

Advertising as a percent of revenue decreased significantly year over year for the first quarter from 19.0% to 14.7%, for the same reasons described above.

GAAP Operating Income & Adjusted EBITDA ($M) (TTM)


TTM OI
TTM Adj EBITDA
$249
$29
$289
$68
$308
$126
$326
$158
$323
$105
$327
$123
$347
$136
$387
$164
$424
$195
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Gross Profit ($M) & Gross Margin (%)


Gross Profit
Gross Margin %
$280
$402
$317
$315
$287
$414
$319
$330
$308
49.6%
52.7%
49.8%
49.8%
48.6%
50.2%
48.2%
48.9%
48.6%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Contribution Profit ($M) & Contribution Margin (%)


Contribution Profit
Contribution Margin %
$175
$261
$198
$206
$163
$266
$210
$239
$205
31.0%
34.3%
31.2%
32.6%
27.7%
32.3%
31.8%
35.4%
32.3%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 34

CASH FLOW & RETURN ON INVESTED CAPITAL

We generated $62.9 million of **cash from operations** in Q1 FY2020, compared with $22.2 million in the year-ago period. The increase was driven by a $37.1 million increase in adjusted EBITDA as described on page 9 of this document. Additionally, cash from operations benefited from a continued focus on improving working capital efficiency and from lower cash taxes. The chart "Certain Cash Payments Impacting Cash Flow from Operations" on the next page illustrates the impact of interest expense, restructuring payments and earn-outs on our operating cash flow.

Adjusted free cash flow was $36.2 million in the first quarter of FY2020 compared to ($10.1) million in the same period a year ago. Adjusted free cash flow benefited from similar factors as our operating cash flow. In addition, Q1 FY2020 capital expenditures and capitalized software decreased by $5.6 million in total compared to the year-ago period.

Internally, our most important annual performance metric is **unlevered free cash flow**, which we define as adjusted free cash flow plus cash interest expense related to borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis.

The GAAP operating measures that we use as a basis to calculate **adjusted return on invested capital** (adjusted ROIC) are total debt, total shareholders' equity, and operating income. Debt increased compared to the year-ago period in conjunction with our acquisition of BuildASign and recent share repurchases. On a trailing-twelve-month basis, adjusted ROIC as of September 30, 2019 improved compared to the prior-year Q1 TTM period with improved profits.

Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (Quarterly)


FCF
Interest
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

	Q118	Q218	Q318	Q418	Q119	Q219	Q319	Q419	Q120
Adj. FCF	($13)	$133	($3)	$23	($10)	$155	($15)	$82	$36
Interest	$7	$16	$6	$21	$6	$20	$8	$22	$9

Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (TTM)


FCF
Interest
$41
$50
$43
$106
$44
$124
$49
$139
$48
$142
$53
$165
$55
$153
$57
$212
$60
$258
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Adjusted Return on Invested Capital (TTM)


Adjusted ROIC
Adjusted ROIC ex SBC
9%
6%
14%
10%
17%
13%
18%
14%
18%
13%
17%
14%
18%
16%
21%
19%
23%
22%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Please see non-GAAP reconciliations at the end of this document.

Page 11 of 34

CASH FLOW & ROIC (CONTINUED)

Cash Flow from Operations ($M) (Quarterly)


$16
$160
$(32)
$48
$22
$183
$17
$109
$63
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Cash Flow from Operations ($M) (TTM)


$164
$219
$178
$192
$198
$221
$270
$331
$372
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (Quarterly)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$11
$7
$4
$23
$16
$7
$59
$49
$6
$4
$23
$21
$2
$7
$6
$1
$20
$11
$8
$3
$23
$22
$1
$11
$9
$2
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (TTM)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$60
$41
$19
$69
$43
$26
$116
$49
$44
$23
$115
$49
$49
$17
$111
$49
$48
$14
$110
$49
$53
$8
$62
$55
$7
$63
$57
$6
$67
$60
$7
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly)


Capital Expenditures
Capitalized Software
$29
$9
$20
$27
$9
$18
$20
$11
$9
$24
$11
$13
$32
$11
$21
$29
$11
$18
$32
$13
$19
$27
$14
$13
$26
$12
$14
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)


Capital Expenditures
Capitalized Software
$113
$38
$75
$113
$36
$77
$103
$38
$65
$102
$41
$61
$104
$43
$61
$106
$45
$61
$117
$46
$71
$120
$49
$71
$114
$50
$64
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and adjusted free cash flow. Cash earn-out payments impact cash flow from operations but are excluded from adjusted free cash flow.*

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 34

DEBT & SHARE REPURCHASES

As of September 30, 2019, our total debt net of issuance costs, was $1,227.8 million. Net debt, excluding issuance costs and net of cash on the balance sheet, was $1,208.0 million.

The calculation for our debt-covenant-defined leverage ratio (either total or senior secured debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. For example, the EBITDA defined in our debt covenants gives pro forma effect for acquired and divested businesses that closed within each trailing-twelve-month period, as well as other smaller differences.

When calculated per the definitions in our debt covenants, our total leverage ratio was 3.00 as of September 30, 2019, and our senior secured leverage ratio was 2.03, an increase compared to June 30, 2019. This was driven by the share repurchases outlined below, partially offset by the sequential expansion of EBITDA.

During Q1 FY2020 we repurchased 1,963,629 Cimpress shares for $232.3 million at an average price per share of $118.29. Since the end of the quarter, we have repurchased an additional 585,106 Cimpress shares for $75.6 million at an average price per share of $129.14. We consider share repurchases to be an important category of capital deployment. We make our share repurchase decisions by comparing the potential returns of share repurchases to the potential returns on other uses of that capital. Our choice to repurchase is also guided by obligations under our equity compensation plans, our debt covenants and, as the case may be, acquisitions or similar transactions that may be funded with our own shares, as well as legal and tax considerations.


Total Leverage Ratio*
3.39
2.58
2.79
2.75
2.81
3.21
3.19
2.74
3.00
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

*Total leverage ratio as calculated in accordance with our debt covenants


Amount Available for Borrowing ($M)
$262
$490
$439
$568
$564
$424
$439
$604
$522
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20


Interest Expense Related to Borrowing ($M)*
(Income Statement View)
$11
$10
$11
$11
$12
$14
$15
$14
$15
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

*Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration


Share Repurchases ($M)
$41
$15
$40
$—
$—
$14
$12
$29
$232
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 34

SEGMENT RESULTS

VISTAPRINT

Vistaprint's Q1 FY2020 reported revenue declined year over year by 1%, and constant-currency revenue grew by 1%. We continue to expect flat-to-negative growth for Vistaprint for the foreseeable future.

Vistaprint's segment EBITDA increased year over year by $20.6 million in Q1 FY2020. Segment EBITDA margin improved by 610 basis points. This was driven by year-over-year reductions in advertising spend of $21.6 million, a 29.1% decrease, as well as increased gross margin. These benefits were partially offset by a year-over-year increase in technology investments and consulting projects.

All periods reflect the Q1 FY2020 inclusion and historical recast of Vistaprint Corporate Solutions, Vistaprint Japan and Vistaprint India into this segment. This change resulted in a small benefit to year-over-year revenue and segment EBITDA trends (less than 1 percentage point of revenue growth and about $0.4 million of EBITDA improvement).

We have made many small changes across a number of areas that have improved customer value and helped to optimize our efficiency and performance, in line with the plans we shared at our August 2019 investor day. Significant advertising expense reductions that improve returns continued this quarter, similar to the trends in the second half of 2019.

Vistaprint's technology team is making steady progress on the multi-year project to rebuild Vistaprint's technology infrastructure. During the quarter, we launched a proof of concept test site built on this new technology. We are happy with progress to date, but caution that we remain only in the very early stages of this technology development process, and we do not expect launch in our largest (U.S.) market prior to Q3 of FY2021.

Four new executives have joined the Vistaprint executive team, bringing very strong backgrounds in their respective fields. These executives bring us leadership experience from companies such as Amazon, eBay, Lowes, McKinsey, and Nike.

In September 2019, Vistaprint tested and rolled out an offer of free standard shipping on all business card orders in the U.S. market. We believe this aligns us closer to e-commerce norms. We expect to test similar offers in other geographies over the remainder of the fiscal year.

Revenue ($M) & Reported Revenue Growth Quarterly


$326
11%
$439
12%
$367
11%
$367
11%
$345
6%
$444
1%
$359
(2)%
$360
(2%)
$343
(1%)
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Organic Constant-Currency Revenue Growth Quarterly


10%
9%
7%
9%
7%
3%
1%
—%
1%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
17%
7%
10%
12%
3%
9%
8%
1%
7%
9%
9%
8%
1%
7%
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly


$42
13%
$111
25%
$70
19%
$68
19%
$60
17%
$97
22%
$83
23%
$88
24%
$81
23%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Vistaprint Advertising ($M) & as % of Revenue


$75
23%
$91
21%
$78
21%
$78
21%
$74
22%
$92
21%
$62
17%
$54
15%
$53
15%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 34

UPLOAD AND PRINT

Financial results for PrintBrothers and The Print Group are presented on page 5 of this document, as well as on the next page.

Combined upload and print group revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q1 FY2020 was in line with the expectations we set at the beginning of the fiscal year. Revenue in Q1 FY2020 grew year over year by 5% in USD and 10% in constant currencies.

Combined upload and print group EBITDA (i.e., the combination of segment EBITDA for PrintBrothers and The Print Group) increased by $2.0 million year over year in Q1 FY2020, and group EBITDA margin was flat compared to the year-ago period. These results were primarily driven by production and operating expense efficiencies, offset by investments that are not yet improving in-period EBITDA, unfavorable currency impacts, and the year-over-year impact of previously described price reductions in response to competition.

We continue to see very aggressive price competition and online search competition in the upload and print space in Europe. We are committed to defending our price and marketing leadership positions, including continuing price reductions which we have implemented in the recent past. This negatively impacts our revenue and EBITDA, but we are prepared to maintain this defensive stance indefinitely because we believe that, over the long term, it is in the best interests of our customers and our cost structure should allow us to outlast the competition. Our upload and print businesses are working more closely together than in the past to exploit scale advantages and improve their competitiveness. These businesses also continue to invest in modernized e-commerce technologies and increasingly adopt our mass customization platform (MCP) microservices, which we believe over the long term will improve customer value and the efficiency of each business.

WHAT BUSINESSES ARE IN THESE SEGMENTS?

PRINTBROTHERS:

WirmachenDruck.de   druck.at   Drukwerkdeal

THE PRINT GROUP:

pixartprinting   exaprint   TRADEPRINT.CO.UK   easyflyer

Please see non-GAAP reconciliations at the end of this document.   Page 15 of 34

PRINTBROTHERS:

Revenue ($M) & Reported Revenue Growth Quarterly


$92
26%
$107
30%
$104
35%
$108
26%
$101
10%
$116
8%
$109
5%
$117
8%
$109
8%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Organic Constant-Currency Revenue Growth Quarterly


20%
19%
17%
16%
12%
12%
14%
15%
13%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
32%
12%
20%
31%
12%
19%
31%
14%
17%
31%
15%
16%
25%
13%
12%
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly


$8
9%
$12
11%
$9
9%
$12
11%
$11
10%
$12
10%
$8
7%
$13
11%
$11
10%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

THE PRINT GROUP:

Revenue ($M) & Reported Revenue Growth Quarterly


$69
16%
$86
23%
$80
23%
$86
13%
$71
4%
$88
3%
$79
(2)%
$88
3%
$72
2%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Organic Constant-Currency Revenue Growth Quarterly


11%
13%
7%
4%
5%
6%
6%
9%
7%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
16%
5%
11%
19%
6%
13%
13%
6%
7%
13%
9%
4%
12%
7%
5%
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly


$12
18%
$17
20%
$15
19%
$20
23%
$12
17%
$16
19%
$16
20%
$20
23%
$14
19%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Please see non-GAAP reconciliations at the end of this document.

Page 16 of 34

NATIONAL PEN

National Pen's Q1 FY2020 revenue growth was in line with our expectation. The revenue and EBITDA results in this segment reflect a year-over-year reduction in prospecting activities which we continue to expect to lay the foundation for a more successful FY2020 than FY2019. The lower prospecting levels mean that we anticipate flat-to-low single-digit constant-currency revenue growth for the full year. This remains the case despite Q1 FY2020 constant-currency revenue growth of 8%.

Segment EBITDA (loss) improved year over year by $6.6 million in Q1 FY2020. Segment EBITDA (loss) margin improved 1090 basis points in Q1 FY2020 compared to the year-ago period. About half of the year-over-year loss improvement was due to prospecting and advertising expense reductions and the remainder due to operational improvements. These savings were partially offset by accelerated investment in e-commerce technology.

National Pen's operational results during Q1 FY2020 reflect solid progress against the priorities we discussed at our August 2019 investor day including a continued expansion of National Pen's new e-commerce platform, improvements to customer value, the initial steps of migration of European mail fulfillment from Mexico to Europe to reduce disruptions that occurred in transit last fiscal year, and continued manufacturing improvements.

Revenue ($M) & Reported Revenue Growth Quarterly



$60
$126
$82
39%
$66
22%
$66
10%
$133
5%
$80
(2%)
$70
6%
$70
6%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Organic Constant-Currency Revenue Growth* Quarterly



(3%)
28%
30%
19%
11%
7%
1%
8%
8%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

**Constant-currency revenue growth excludes discontinued operations in Q1 FY2018 and Q2 FY2018.*

Segment EBITDA (Loss) ($M)* & Segment EBITDA (Loss) Margin Quarterly



$3
5%
$19
15%
$2
3%
$5
8%
($16)
(25%)
$27
20%
$—
—%
$7
10%
($10)
(14%)
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

**Starting in Q1 FY2019, segment EBITDA was impacted by the adoption of the new U.S. GAAP revenue recognition standard that results in the earlier recognition of direct mail expenses in our National Pen business. This is an expense timing impact only that created fluctuations in year-over-year segment EBITDA trends throughout FY19. The accounting treatment for Q1 FY2020 and Q1 FY2019 is comparable.*

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 34

ALL OTHER BUSINESSES

The growth rates for the various businesses that comprise this segment vary greatly from each other and tend to fluctuate from quarter to quarter. The largest business in this segment, BuildASign, grew in line with expectations set at the beginning of the fiscal year. The early-stage businesses in this segment delivered mixed revenue results during Q1 FY2020. These businesses continue to pivot and evolve their business models as they learn more about the markets they serve, and therefore, we expect fluctuations in growth. The organic growth rate for this segment is currently suppressed by recent actions we have taken to improve some of these businesses, especially Printi in Brazil.

Last quarter, we described poor financial results at Printi for FY2019. We are pleased to report that Q1 FY2020 results were much improved from the recent trend. Printi's fixed costs have been substantially reduced with a focus on profitable growth and serving customers in the core business in which Printi leads in Brazil's online printing industry. We expect Printi's FY2020 EBITDA losses to be far lower than FY2019 and believe we now have a clear path to break-even in FY2021.

Q1 FY2020 segment EBITDA (loss) improved year over year by $6.4 million, driven by the BuildASign acquisition, as well as profitability improvements in our Printi business. Segment EBITDA (loss) margin improved year over year from (61%) last year to 4% in Q1 FY2020 due primarily to the BuildASign acquisition.

BUSINESSES IN THIS REPORTABLE SEGMENT:

With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of multiple small, rapidly evolving early-stage businesses that we continue to manage at an operating loss as previously described and planned. These businesses are subject to high degrees of risk and we expect fluctuations in growth as each of their business models rapidly evolve in function of customer feedback, testing, and entrepreneurial pivoting.

BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas.

Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality.

VIDA is an innovative startup that brings manufacturing access and an e-commerce marketplace to artists, thereby enabling artists to convert ideas into beautiful, original products for customers, ranging from custom fashion, jewelry and accessories to home accent pieces.

YSD is a startup business that provides end-to-end mass customization software solutions to brands and IP owners in China, supporting multiple channels including retail stores, websites, WeChat and e-commerce platforms to enhance brand awareness and competitiveness, and develop new markets.

Revenue ($M) & Reported Revenue Growth Quarterly



Revenue (excluding Albumprinter)
Albumprinter Revenue
Reported Revenue Growth
$19
$13
$6
(1%)
$7
(78%)
$7
(65%)
$7
(66%)
$8
(59%)
$48
544%
$38
443%
$42
500%
$42
448%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Organic Constant-Currency Revenue Growth Quarterly



74%
16%
79%
59%
41%
12%
(15%)
—%
(4%)
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin Quarterly



$—
(2%)
($3)
(40%)
($3)
(49%)
($4)
(55%)
($5)
(61%)
($2)
(5%)
($1)
(3%)
$2
4%
$2
4%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 34

CENTRAL AND CORPORATE COSTS

Central and corporate costs decreased 8% year over year in Q1 FY2020 from $29.3 million to $26.9 million, largely the result of the Q2 FY2019 reversal of share-based compensation (SBC) expense related to supplemental performance share unit awards (SPSUs). Additionally, our SBC is lower year over year due to the changes we made in November, 2018 that reduced the number of directors on our board of directors.

Excluding unallocated SBC, central and corporate costs were up year over year during the quarter and the fiscal year, due primarily to increased central technology investments and central operating costs, which were largely offset by efficiencies elsewhere in the financial results of our businesses.

Our central technology teams continue to make good progress in developing new MCP technologies and in helping our businesses adopt pre-existing ones. Recent additions to this set of micro-services include machine learning that improves customer experience, drives higher conversion rates and automates manual processes. Vistaprint has used portions of the MCP technology for multiple years and will use it much more extensively in the future as part of the multi-year re-build of the Vistaprint technology platform. We anticipate that we can deploy the new Vistaprint platform faster and with lower risk because it will leverage many pre-existing MCP technologies.

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award. Additionally, the accounting value of the Supplemental PSUs (SPSUs) expense or benefit, if any, are included in this category.
MCP Investment	Software engineering and related costs to expand the functionality of our Mass Customization Platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, and (3) privacy and information security management, plus the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy. Additionally, the expense or benefit, if any, for the supplemental performance cash awards that accompany some of the SPSUs are included in this category.

Central and Corporate Costs ($M)*
Quarterly



Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$25 $2 $5 $9 $10
$30 $7 $5 $9 $9
$33 $9 $5 $9 $10
$31 $7 $5 $9 $10
$29 $4 $5 $9 $11
$13 $6 $10 $9 $(11)
$26 $6 $10 $10
$27 $3 $5 $9 $9
$27 $6 $10 $12 ($1)
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

**Q2 FY2019 Central and Corporate Costs were impacted by the reversal of the previously recognized $15.4 million expense for our SPSUs, when we concluded that the achievement of the performance condition was no longer probable. Please see our Q2 FY2019 "Quarterly Earnings Document" for more context.*

Central and Corporate Costs
Excluding Unallocated Share-Based Comp*
($M and as a % of Total Revenue)



$23 $23 $24 $24 $25 $24 $26 $24 $27
4% 3% 4% 4% 4% 3% 4% 4% 4%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. You can find additional information on the LTI overview document posted on ir.cimpress.com. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 34

CURRENCY IMPACTS

Changes in currency rates negatively impacted our year-over-year reported revenue growth rate by 200 basis points in Q1 FY2020. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. As such, we look at constant-currency growth rates to understand revenue trends in the absence of currency movements but typically evaluate our bottom line inclusive of currency movements.

Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities.

Our Other income (expense), net was $15.7 million in Q1 FY2020. The vast majority of this is currency related, as follows:

- Realized gains on certain currency hedges were $4.8 million for the first quarter. These realized gains affect our net income, adjusted EBITDA, and adjusted free cash flow.
- Unrealized currency net gains of approximately $10.9 million in Q1 were primarily related to the revaluation of intercompany, cash, and debt balances, and currency hedges. These are included in our net income but excluded from our adjusted EBITDA.

Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period.

Financial Measure	Y/Y Impact from Currency* Q1 FY2020
Revenue	Negative
Operating income	Negative
Net income	Positive
Segment EBITDA	Mixed by segment
Adjusted EBITDA	Positive
Adjusted free cash flow	Positive

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*



Other Income (Expense), Net ($M)
($16)
($8)
($2)
$5
$10
$10
($2)
$9
$16
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20



Realized Gains (Losses) on Certain Currency Derivatives ($M)
($1)
($4)
($5)
($2)
$2
$7
$5
$6
$5
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 34

HOUSEKEEPING ITEMS Please note the following housekeeping items: • On October 25, 2019, we held an extraordinary general meeting during which our shareholders voted in favor of our proposed cross-border merger that will result in a change of our jurisdiction of incorporation from the Netherlands to Ireland. We expect to complete the merger in early December, 2019. At that point, the parent company name will change from Cimpress N.V. to Cimpress plc. Otherwise, there are no material changes: we will continue to be listed on Nasdaq under the symbol “CMPR”, we will remain subject to the U.S. Securities and Exchange Commission reporting requirements and the applicable corporate governance rules of Nasdaq, and we will continue to report our financial results in U.S. dollars and under U.S. generally accepted accounting principles. • We expect Swiss tax reform to be enacted in the quarter ending December 31, 2019 at which point we will remeasure our existing Swiss deferred tax assets and liabilities and establish new Swiss deferred tax assets related to transitional relief measures in the quarter ending December 31, 2019. We expect this will result in a material tax benefit for U.S. GAAP reporting, but are unable to quantify the benefit at this time. This will have no impact on cash taxes for this fiscal year. Please see non-GAAP reconciliations at the end of this document. Page 21 of 34

CIMPRESS N.V. CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) September 30, June 30, 2019 2019 Assets Current assets: Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 31,234 $ 35,279 Accounts receivable, net of allowances of $8,781 and $7,313, respectively . . . . . . . . . . . . 68,518 60,646 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82,282 66,310 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87,161 78,065 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 269,195 240,300 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 362,045 490,755 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 176,677 — Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70,090 69,840 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57,527 59,906 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 711,670 718,880 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 245,514 262,701 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46,751 25,994 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,939,469 $ 1,868,376 Liabilities, noncontrolling interests and shareholders’ equity Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 182,858 $ 185,096 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 216,000 194,715 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35,533 31,780 Short-term debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63,136 81,277 Operating lease liabilities, current. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36,274 — Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,714 27,881 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 546,515 520,749 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37,967 44,531 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,164,696 942,290 Lease financing obligation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 112,096 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 146,678 — Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53,708 53,716 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,949,564 1,673,382 Commitments and contingencies Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65,507 63,182 Shareholders’ equity: Preferred shares, par value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, par value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; and 28,483,314 and 30,445,669 shares outstanding, respectively . . . . . . . 615 615 Treasury shares, at cost, 15,597,313 and 13,634,958 shares, respectively. . . . . . . . . . . . . (969,833) (737,447) Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 415,984 411,079 Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 560,596 537,422 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (82,964) (79,857) Total shareholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (75,602) 131,812 Total liabilities, noncontrolling interests and shareholders’ equity. . . . . . . . . . . . . . . . . . . . . . $ 1,939,469 $ 1,868,376 Page 22 of 34

CIMPRESS N.V. CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited in thousands, except share and per share data) Three Months Ended September 30, 2019 2018 Revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 633,959 $ 588,981 Cost of revenue (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 325,665 302,471 Technology and development expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63,167 57,063 Marketing and selling expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 160,917 182,788 General and administrative expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43,623 41,176 Amortization of acquired intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13,018 11,301 Restructuring expense (1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,190 170 Income (loss) from operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25,379 (5,988) Other income, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15,674 10,252 Interest expense, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (15,087) (13,777) Income (loss) before income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25,966 (9,513) Income tax expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6,115 5,481 Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19,851 (14,994) Add: Net loss attributable to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 180 355 Net income (loss) attributable to Cimpress N.V. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 20,031 $ (14,639) Basic net income (loss) per share attributable to Cimpress N.V. . . . . . . . . . . . . . . . . . . . . . . $ 0.67 $ (0.47) Diluted net income (loss) per share attributable to Cimpress N.V. . . . . . . . . . . . . . . . . . . . . . $ 0.66 $ (0.47) Weighted average shares outstanding — basic . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29,747,035 30,883,617 Weighted average shares outstanding — diluted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30,529,472 30,883,617 ____________________________________________ (1) Share-based compensation is allocated as follows: Three Months Ended September 30, 2019 2018 Cost of revenue. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 88 $ 115 Technology and development expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,734 2,208 Marketing and selling expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,311) 1,363 General and administrative expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,239 5,230 Restructuring expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 664 — Page 23 of 34

CIMPRESS N.V. CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in thousands) Three Months Ended September 30, 2019 2018 Operating activities Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 19,851 $ (14,994) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42,535 40,718 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5,414 8,916 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (960) (3,963) Unrealized gain on derivatives not designated as hedging instruments included in net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (14,527) (5,766) Effect of exchange rate changes on monetary assets and liabilities denominated in non- functional currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5,028 (2,856) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,365 745 Changes in operating assets and liabilities: Accounts receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (6,595) (7,291) Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (6,410) (11,316) Prepaid expenses and other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 737 783 Accounts payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (11,038) 1,586 Accrued expenses and other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27,505 15,658 Net cash provided by operating activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62,905 22,220 Investing activities Purchases of property, plant and equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (14,193) (21,026) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,272) (18,000) Purchases of intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (22) Capitalization of software and website development costs. . . . . . . . . . . . . . . . . . . . . . . . . . . (12,471) (11,233) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 670 318 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 903 395 Net cash used in investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (29,363) (49,568) Financing activities Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 277,785 245,096 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (74,392) (206,692) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (1,458) Payments of withholding taxes in connection with equity awards. . . . . . . . . . . . . . . . . . . . . . (359) (1,766) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,719) (4,182) Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (231,883) — Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,437) 645 Net cash (used in) provided by financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (33,005) 31,643 Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,582) (454) Net (decrease) increase in cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,045) 3,841 Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35,279 44,227 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 31,234 $ 48,068 Page 24 of 34

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, upload and print group revenue growth, constant currency revenue growth and profit, adjusted EBITDA, adjusted free cash flow and trailing- twelve-month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue for Q2 FY2018, VIDA revenue from Q1 FY2019 through Q4 FY2019, and BuildASign revenue for all periods. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Trailing-Twelve-Month Return on Invested Capital is adjusted NOPAT or adjusted NOPAT excluding share-based compensation, divided by debt plus redeemable noncontrolling interest plus shareholders' equity, less excess cash. Adjusted NOPAT is defined as adjusted EBITDA from above, plus depreciation and amortization (except depreciation related to Waltham lease and amortization of acquired intangibles), plus share-based compensation not related to investment consideration or restructuring, less cash taxes. Adjusted NOPAT excluding share-based compensation removes all share-based compensation expense in Adjusted NOPAT. Excess cash is cash and equivalents greater than 5% of last twelve month revenues and, if negative, is capped at zero. Leases have not been converted to debt for purposes of this calculation. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.  Page 25 of 34

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Reported revenue growth	27 %	32 %	16 %	12 %	5%	8 %	4 %	7 %	8 %
Currency impact	(3)%	(5)%	(8)%	(4)%	1%	3 %	5 %	3 %	2 %
Revenue growth in constant currency	24 %	27 %	8 %	8 %	6%	11 %	9 %	10 %	10 %
Impact of TTM acquisitions, divestitures & JVs	(12)%	(16)%	3 %	3 %	2%	(5)%	(6)%	(5)%	(6)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	12 %	11 %	11 %	11 %	8%	6 %	3 %	5 %	4 %

Vistaprint	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Reported revenue growth	11 %	12 %	11 %	11 %	6%	1%	(2)%	(2)%	(1)%
Currency impact	(1)%	(3)%	(4)%	(2)%	1%	2%	3 %	2 %	2 %
Revenue growth in constant currency	10 %	9 %	7 %	9 %	7%	3%	1 %	— %	1 %

Upload and Print ($M)	Q1FY19	Q1FY20
PrintBrothers reported revenue	$ 101.4	$ 109.3
The Print Group reported revenue	$ 71.0	$ 72.3
Upload and Print inter-segment eliminations	$ (0.2)	$ (0.2)
Total Upload and Print revenue in USD	**$ 172.2**	**$ 181.3**

Upload and Print revenue growth in USD	5%
Currency impact	5%
Total Upload and Print revenue growth in constant currency	10%

PrintBrothers	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Reported revenue growth	26 %	30 %	35 %	26 %	10%	8%	5%	8%	8%
Currency impact	(6)%	(11)%	(18)%	(10)%	2%	4%	9%	7%	5%
Revenue growth in constant currency	20 %	19 %	17 %	16 %	12%	12%	14%	15%	13%
Impact of TTM acquisitions	— %	— %	— %	— %	—%	—%	—%	—%	—%
Revenue growth in constant currency excl. TTM acquisitions	20 %	19 %	17 %	16 %	12%	12%	14%	15%	13%

The Print Group	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Reported revenue growth	16 %	23 %	23 %	13 %	4%	3%	(2)%	3%	2%
Currency impact	(5)%	(10)%	(16)%	(9)%	1%	3%	8 %	6%	5%
Revenue growth in constant currency	11 %	13 %	7 %	4 %	5%	6%	6 %	9%	7%
Impact of TTM acquisitions	— %	— %	— %	— %	—%	—%	— %	—%	—%
Revenue growth in constant currency excl. TTM acquisitions	11 %	13 %	7 %	4 %	5%	6%	6 %	9%	7%

Values may not sum to total due to rounding.

Page 26 of 34

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT'D)

(Quarterly)

National Pen	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Reported revenue growth[1]	100 %	100 %	39 %	22 %	10%	5%	(2)%	6%	6%
Currency impact	— %	— %	(9)%	(3)%	1%	2%	3 %	2%	2%
Revenue growth in constant currency	100 %	100 %	30 %	19 %	11%	7%	1 %	8%	8%
Impact of TTM acquisitions	(100)%	(100)%	— %	— %	—%	—%	— %	—%	—%
Revenue growth in constant currency excl. TTM acquisitions	— %	— %	30 %	19 %	11%	7%	1 %	8%	8%
Pro Forma National Pen Growth Rates:									
Pro forma revenue growth in U.S. dollars	*(5)%*	*33 %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Currency impact	*(2)%*	*(5)%*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Pro forma revenue growth in constant currency	*(7)%*	*28 %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Impact of discontinued operations	*4 %*	*— %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Pro forma revenue growth in constant currency, excluding discontinued operations	*(3)%*	*28 %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*

[1]National Pen's reported revenue growth was 100% from Q3 FY17 to Q2 FY18 since we did not own this business in the corresponding year-ago periods.

All Other Businesses	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Reported revenue growth	(1)%	(78)%	(65)%	(66)%	(59)%	544 %	443 %	500 %	448 %
Currency impact	(3)%	(1)%	1 %	4 %	8 %	14 %	12 %	9 %	1 %
Revenue growth in constant currency	(4)%	(79)%	(64)%	(62)%	(51)%	558 %	455 %	509 %	449 %
Impact of TTM acquisitions and divestitures	78 %	95 %	143 %	121 %	92 %	(546)%	(470)%	(509)%	(453)%
Revenue growth in constant currency excl. TTM acquisitions & divestitures	74 %	16 %	79 %	59 %	41 %	12 %	(15)%	— %	(4)%

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q1FY17	Q2FY17	Q3FY17	Q4FY17
Reported revenue growth	18 %	16 %	26 %	18 %
Currency impact	1 %	2 %	2 %	2 %
Revenue growth in constant currency	19 %	18 %	28 %	20 %
Impact of TTM acquisitions, divestitures & JVs	(13)%	(10)%	(17)%	(11)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	6 %	8 %	11 %	9 %

Values may not sum to total due to rounding.

Page 27 of 34

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT'D)

(Quarterly)

Total Company	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Reported revenue growth	27 %	32 %	16 %	12 %	5%	8 %	4 %	7 %	8 %
Currency impact	(3)%	(5)%	(8)%	(4)%	1%	3 %	5 %	3 %	2 %
Revenue growth in constant currency	24 %	27 %	8 %	8 %	6%	11 %	9 %	10 %	10 %
Impact of TTM acquisitions, divestitures & JVs	(12)%	(16)%	3 %	3 %	2%	(5)%	(6)%	(5)%	(6)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	12 %	11 %	11 %	11 %	8%	6 %	3 %	5 %	4 %
2-Year Stacked Organic Constant-Currency	**Q1'17+ Q1'18**	**Q2'17+ Q2'18**	**Q3'17+ Q3'18**	**Q4'17+ Q4'18**	**Q1'18+ Q1'19**	**Q2'18+ Q2'19**	**Q3'18+ Q3'19**	**Q4'18+ Q4'19**	**Q1'19+ Q1'20**
Year 1 (Earlier of the 2 Stacked Periods)	6 %	8 %	11 %	9 %	12%	11 %	11 %	11 %	8 %
Year 2 (More Recent of the 2 Stacked Periods)	12 %	11 %	11 %	11 %	8%	6 %	3 %	5 %	4 %
Year 1 + Year 2	18 %	19 %	22 %	20 %	20%	17 %	14 %	16 %	12 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue, for Q2 FY2018, and VIDA and BuildASign revenue for all periods.

Vistaprint	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Reported revenue growth	11 %	12 %	11 %	11 %	6%	1%	(2)%	(2)%	(1)%
Currency impact	(1)%	(3)%	(4)%	(2)%	1%	2%	3 %	2 %	2 %
Revenue growth in constant currency	10 %	9 %	7 %	9 %	7%	3%	1 %	— %	1 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	—%	—%	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	10 %	9 %	7 %	9 %	7%	3%	1 %	— %	1 %
2-Year Stacked Organic Constant-Currency					**Q1'18+ Q1'19**	**Q2'18+ Q2'19**	**Q3'18+ Q3'19**	**Q4'18+ Q4'19**	**Q1'19+ Q1'20**
Year 1 (Earlier of the 2 Stacked Periods)					10%	9%	7 %	9 %	7 %
Year 2 (More Recent of the 2 Stacked Periods)					7%	3%	1 %	— %	1 %
Year 1 + Year 2					17%	12%	8 %	9 %	8 %

Values may not sum to total due to rounding.

Page 28 of 34

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT'D)

(Quarterly)

PrintBrothers	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Reported revenue growth	26 %	30 %	35 %	26 %	10%	8%	5%	8%	8%
Currency impact	(6)%	(11)%	(18)%	(10)%	2%	4%	9%	7%	5%
Revenue growth in constant currency	20 %	19 %	17 %	16 %	12%	12%	14%	15%	13%
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	—%	—%	—%	—%	—%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	20 %	19 %	17 %	16 %	12%	12%	14%	15%	13%

2-Year Stacked Organic Constant-Currency	Q1'18+ Q1'19	Q2'18+ Q2'19	Q3'18+ Q3'19	Q4'18+ Q4'19	Q1'19+ Q1'20
Year 1 (Earlier of the 2 Stacked Periods)	20%	19%	17%	16%	12%
Year 2 (More Recent of the 2 Stacked Periods)	12%	12%	14%	15%	13%
Year 1 + Year 2	32%	31%	31%	31%	25%

The Print Group	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Reported revenue growth	16 %	23 %	23 %	13 %	4%	3%	(2)%	3%	2%
Currency impact	(5)%	(10)%	(16)%	(9)%	1%	3%	8 %	6%	5%
Revenue growth in constant currency	11 %	13 %	7 %	4 %	5%	6%	6 %	9%	7%
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	—%	—%	— %	—%	—%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	13 %	7 %	4 %	5%	6%	6 %	9%	7%

2-Year Stacked Organic Constant-Currency	Q1'18+ Q1'19	Q2'18+ Q2'19	Q3'18+ Q3'19	Q4'18+ Q4'19	Q1'19+ Q1'20
Year 1 (Earlier of the 2 Stacked Periods)	11%	13%	7 %	4%	5%
Year 2 (More Recent of the 2 Stacked Periods)	5%	6%	6 %	9%	7%
Year 1 + Year 2	16%	19%	13 %	13%	12%

GROSS PROFIT AND CONTRIBUTION PROFIT

(Quarterly, in millions except percentages)

	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Total revenue	$563.3	$762.1	$636.1	$631.1	$589.0	$825.6	$661.8	$674.7	$634.0
Cost of revenue	$283.8	$360.3	$319.2	$316.6	$302.5	$411.5	$342.7	$344.7	$325.7
Gross profit (revenue minus cost of revenue)	**$279.5**	**$401.8**	**$316.9**	**$314.6**	**$286.5**	**$414.1**	**$319.1**	**$330.0**	**$308.3**
as a percent of total revenue	*49.6%*	*52.7%*	*49.8%*	*49.8%*	*48.6%*	*50.2%*	*48.2%*	*48.9%*	*48.6%*
Advertising expense and payment processing fees	$105.0	$140.8	$118.5	$108.8	$123.4	$147.8	$108.7	$91.5	$103.5
Contribution profit (gross profit minus advertising/processing fees)	**$174.5**	**$261.0**	**$198.4**	**$205.7**	**$163.2**	**$266.3**	**$210.4**	**$238.5**	**$204.8**
as a percent of total revenue	*31.0%*	*34.3%*	*31.2%*	*32.6%*	*27.7%*	*32.3%*	*31.8%*	*35.4%*	*32.3%*

Values may not sum to total due to rounding.

Page 29 of 34

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Vistaprint	$ 41.8	$ 111.0	$ 70.4	$ 68.1	$ 60.0	$ 97.0	$ 82.6	$ 88.0	$ 80.6
PrintBrothers	8.5	12.0	9.1	11.6	10.6	11.7	8.1	13.1	10.8
The Print Group	12.2	16.8	15.0	19.5	11.8	16.4	15.7	20.1	13.6
National Pen	2.7	19.4	2.1	5.2	(16.5)	26.6	0.1	7.0	(9.9)
All Other Businesses	(0.3)	(3.0)	(3.4)	(3.8)	(4.7)	(2.3)	(1.1)	1.8	1.7
Total segment EBITDA (loss)	**$ 64.9**	**$ 156.1**	**$ 93.3**	**$ 100.5**	**$ 61.2**	**$ 149.4**	**$ 105.3**	**$ 130.1**	**$ 96.9**
Central and corporate costs ex. unallocated SBC	(23.1)	(22.9)	(24.0)	(24.3)	(25.2)	(24.3)	(25.6)	(23.8)	(27.4)
Unallocated SBC	(2.1)	(7.5)	(8.6)	(7.0)	(4.1)	11.1	(0.2)	(3.1)	0.5
Exclude: share-based compensation included in segment EBITDA	6.8	11.8	12.8	11.0	8.9	(5.6)	4.5	7.6	4.8
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(0.6)	(3.5)	(4.8)	(2.5)	1.6	7.4	4.8	6.4	4.8
Adjusted EBITDA	**$ 45.8**	**$ 134.0**	**$ 68.7**	**$ 77.6**	**$ 42.5**	**$ 138.1**	**$ 88.9**	**$ 117.2**	**$ 79.5**
Depreciation and amortization	(42.4)	(41.3)	(43.4)	(41.9)	(40.7)	(44.5)	(44.1)	(43.7)	(42.5)
Waltham, MA lease depreciation adjustment[1]	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	—
Proceeds from insurance	—	(0.4)	(0.3)	—	—	—	—	—	—
Earn-out related charges	(1.1)	(1.3)	—	—	—	—	—	—	—
Share-based compensation expense[2]	(6.8)	(12.8)	(12.8)	(16.7)	(8.9)	2.7	(4.5)	(7.6)	(4.8)
Certain impairments and other adjustments	—	(0.5)	(0.9)	(1.5)	0.1	(0.1)	(0.8)	(9.9)	0.2
Restructuring-related charges	(0.9)	(11.5)	(2.3)	(0.6)	(0.2)	(1.0)	(7.9)	(3.0)	(2.2)
Interest expense for Waltham, MA lease[1]	1.9	1.9	1.8	1.8	1.8	1.8	1.8	1.8	—
Gain on purchase or sale of subsidiaries[3]	48.4	—	—	(0.4)	—	—	—	—	—
Realized (gains) losses on currency derivatives not included in operating income	0.6	3.5	4.8	2.5	(1.6)	(7.4)	(4.8)	(6.4)	(4.8)
Total income from operations	**$ 46.6**	**$ 72.7**	**$ 16.6**	**$ 21.9**	**$ (6.0)**	**$ 90.6**	**$ 29.6**	**$ 49.4**	**$ 25.4**
Operating income margin	*8%*	*10%*	*3%*	*3%*	*(1)%*	*11%*	*4%*	*7%*	*4%*
Operating income year-over-year growth	*268%*	*116%*	*140%*	*326%*	*(113)%*	*25%*	*78%*	*126%*	*524%*

[1] During Q1 FY2020, we adopted the new lease accounting standard, ASC 842. Our Waltham, MA lease, which was previously classified as build-to-suit, is now classified as an operating lease under the new standard. The Waltham depreciation and interest expense adjustments that were made in comparative periods are no longer made beginning in FY2020, as any impact from the Waltham lease is reflected in operating income.
[2] Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.
[3] Includes the impact of the gain on the sale of Albumprinter, as well as a bargain purchase gain as defined by ASC 805-30 for an acquisition in which the identifiable assets acquired and liabilities assumed are greater than the consideration transferred, that was recognized in general and administrative expense in our consolidated statement of operations during the three months ended September 30, 2017.

Values may not sum to total due to rounding.

Page 30 of 34

ADJUSTED EBITDA

(Quarterly, in millions)

	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
GAAP operating income (loss)	$46.6	$72.7	$16.6	$21.9	($6.0)	$90.6	$29.6	$49.4	$25.4
Depreciation and amortization	$42.4	$41.3	$43.4	$41.9	$40.7	$44.5	$44.1	$43.7	$42.5
Waltham, MA lease depreciation adjustment	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	$—
Share-based compensation expense[1]	$6.8	$12.8	$12.8	$16.7	$8.9	($2.7)	$4.5	$7.6	$4.8
Proceeds from insurance	$—	$0.4	$0.3	$—	$—	$—	$—	$—	$—
Interest expense associated with Waltham, MA lease	($1.9)	($1.9)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	$—
Earn-out related charges	$1.1	$1.3	$—	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$—	$0.5	$0.9	$1.5	($0.1)	$0.1	$0.8	$9.9	($0.2)
Gain on purchase or sale of subsidiaries	($48.4)	$—	$—	$0.4	$—	$—	$—	$—	$—
Restructuring related charges	$0.9	$11.5	$2.3	$0.6	$0.2	$1.0	$7.9	$3.0	$2.2
Realized gains (losses) on currency derivatives not included in operating income	($0.6)	($3.5)	($4.8)	($2.5)	$1.6	$7.4	$4.8	$6.4	$4.8
Adjusted EBITDA[2,3]	**$45.8**	**$134.0**	**$68.7**	**$77.6**	**$42.5**	**$138.1**	**$88.9**	**$117.2**	**$79.5**

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18	TTM Q1FY19	TTM Q2FY19	TTM Q3FY19	TTM Q4FY19	TTM Q1FY20
GAAP operating income (loss)	$28.7	$67.7	$126.3	$157.8	$105.2	$123.1	$136.1	$163.6	$195.0
Depreciation and amortization	$166.5	$170.8	$169.7	$169.0	$167.3	$170.5	$171.2	$173.0	$174.8
Waltham, MA lease depreciation adjustment	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($3.1)
Share-based compensation expense[1]	$37.6	$39.1	$45.4	$49.1	$51.2	$35.7	$27.4	$18.3	$14.1
Proceeds from insurance	$0.2	$0.5	$0.7	$0.7	$0.7	$0.3	$—	$—	$—
Interest expense associated with Waltham, MA lease	($7.7)	($7.6)	($7.5)	($7.5)	($7.4)	($7.4)	($7.3)	($7.2)	($5.4)
Earn-out related charges	$25.3	$19.5	$14.6	$2.4	$1.3	$—	$—	$—	$—
Certain impairments and other adjustments	$9.6	$10.1	$1.4	$2.9	$2.8	$2.4	$2.3	$10.7	$10.6
Gain on purchase or sale of subsidiaries	($48.4)	($48.4)	($48.4)	($47.9)	$0.4	$0.4	$0.4	$—	$—
Restructuring related charges	$27.6	$38.0	$15.5	$15.2	$14.6	$4.1	$9.6	$12.1	$14.1
Realized gains (losses) on currency derivatives not included in operating income	$14.0	$3.6	($5.8)	($11.4)	($9.2)	$1.8	$11.4	$20.3	$23.5
Adjusted EBITDA[2,3]	**$249.2**	**$289.2**	**$307.7**	**$326.1**	**$322.8**	**$326.8**	**$347.0**	**$386.5**	**$423.6**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This letter uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 31 of 34

ADJUSTED FREE CASH FLOW
(Quarterly, in millions)

	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Net cash provided by operating activities	$16.4	$160.4	($32.1)	$47.7	$22.2	$183.3	$17.0	$108.6	$62.9
Purchases of property, plant and equipment	($20.5)	($18.2)	($8.8)	($13.5)	($21.0)	($17.7)	($19.2)	($12.6)	($14.2)
Purchases of intangible assets not related to acquisitions	$—	($0.3)	$—	$—	$—	$—	$—	$—	$—
Capitalization of software and website development costs	($8.9)	($9.2)	($11.4)	($11.4)	($11.2)	($10.7)	($12.7)	($14.0)	($12.5)
Payment of contingent earn-out liabilities	$—	$—	$49.2	$—	$—	$—	$—	$—	$—
Adjusted free cash flow	**($13.0)**	**$132.7**	**($3.0)**	**$22.8**	**($10.1)**	**$154.8**	**($14.9)**	**$81.9**	**$36.2**

Reference:

	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Value of capital leases	$—	$0.1	$0.4	$—	$3.6	$3.7	$4.4	$0.3	$—
Cash restructuring payments	$4.1	$6.8	$4.2	$2.2	$1.2	$0.4	$3.1	$1.3	$2.3
Cash paid during the period for interest	$8.4	$17.4	$8.0	$22.8	$7.5	$22.3	$10.1	$24.1	$9.4
Interest expense for Waltham, MA Lease	($1.9)	($1.9)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	$—
Cash interest related to borrowing	**$6.5**	**$15.5**	**$6.2**	**$20.9**	**$5.7**	**$20.4**	**$8.3**	**$22.3**	**$9.4**

ADJUSTED FREE CASH FLOW
(TTM, in millions)

	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18	TTM Q1FY19	TTM Q2FY19	TTM Q3FY19	TTM Q4FY19	TTM Q1FY20
Net cash provided by operating activities	$163.5	$218.8	$177.7	$192.3	$198.2	$221.1	$270.2	$331.1	$371.8
Purchases of property, plant and equipment	($75.3)	($76.6)	($64.7)	($60.9)	($61.5)	($61.0)	($71.4)	($70.6)	($63.7)
Purchases of intangible assets not related to acquisitions	($0.2)	($0.4)	($0.4)	($0.3)	($0.3)	($0.1)	$—	($0.1)	$—
Capitalization of software and website development costs	($37.9)	($36.3)	($38.1)	($40.8)	($43.1)	($44.7)	($46.0)	($48.7)	($49.9)
Payment of contingent earn-out liabilities	$—	$—	$49.2	$49.2	$49.2	$49.2	$—	$—	$—
Adjusted free cash flow	**$50.1**	**$105.6**	**$123.8**	**$139.5**	**$142.5**	**$164.6**	**$152.7**	**$211.8**	**$258.1**

Reference:

	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18	TTM Q1FY19	TTM Q2FY19	TTM Q3FY19	TTM Q4FY19	TTM Q1FY20
Value of capital leases	$12.3	$9.6	$2.9	$0.5	$4.1	$7.6	$11.6	$11.9	$8.3
Cash restructuring payments	$19.1	$25.9	$22.6	$17.3	$14.5	$8.1	$7.0	$6.0	$7.1
Cash paid during the period for interest	$48.3	$51.0	$51.7	$56.6	$55.7	$60.6	$62.6	$63.9	$65.8
Interest expense for Waltham, MA Lease	($7.7)	($7.6)	($7.5)	($7.5)	($7.4)	($7.4)	($7.3)	($7.2)	($5.4)
Cash interest related to borrowing	**$40.7**	**$43.4**	**$44.2**	**$49.1**	**$48.3**	**$53.2**	**$55.3**	**$56.7**	**$60.4**

Values may not sum to total due to rounding.

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INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW)

(Quarterly, in millions)

	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
P&L view of interest expense	$13.1	$12.5	$12.7	$14.8	$13.8	$16.8	$16.8	$15.8	$15.1
Less: Interest expense associated with Waltham, MA Lease	($1.9)	($1.9)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	$—
Less: Interest expense related to investment consideration	$—	($0.4)	($0.1)	($1.6)	$—	($0.8)	$—	$—	$—
Interest expense related to borrowing	**$11.2**	**$10.2**	**$10.7**	**$11.3**	**$11.9**	**$14.2**	**$15.0**	**$14.0**	**$15.1**

RETURN ON INVESTED CAPITAL

(TTM, in millions except percentages)

	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20
Total Debt	$820.8	$700.5	$812.6	$826.8	$863.6	$1,048.4	$1,075.1	$1,023.6	$1,227.8
Redeemable Noncontrolling Interest	$83.8	$85.5	$87.8	$86.2	$91.4	$53.4	$52.4	$63.2	$65.5
Total Shareholders' Equity	$84.5	$119.7	$93.6	$93.9	$82.1	$128.2	$128.9	$131.8	($75.6)
Excess Cash[1]	$—	$—	$—	$—	$—	$—	$—	$—	$—
Invested Capital[2]	$989.1	$905.7	$994.0	$1,006.9	$1,037.2	$1,230.0	$1,256.4	$1,218.6	$1,217.7
Average Invested Capital[3]	$1,005.7	$977.7	$971.5	$974.0	$986.0	$1,067.0	$1,132.6	$1,185.5	$1,230.7

	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18	TTM Q1FY19	TTM Q2FY19	TTM Q3FY19	TTM Q4FY19	TTM Q1FY20
Adjusted EBITDA	$249.2	$289.2	$307.7	$326.1	$322.8	$326.8	$347.0	$386.5	$423.6
Depreciation and amortization	($166.5)	($170.8)	($169.7)	($169.0)	($167.3)	($170.5)	($171.2)	($173.0)	($174.8)
Waltham, MA lease depreciation adjustment	$4.1	$4.1	$4.1	$4.1	$4.1	$4.1	$4.1	$4.1	$3.1
Amortization of acquired intangible assets adjustment	$48.6	$51.2	$50.7	$49.9	$48.5	$50.8	$51.9	$53.3	$55.0
Share-based compensation ex. restructuring and investment consideration	($32.0)	($33.2)	($39.8)	($42.3)	($44.5)	($27.1)	($18.8)	($15.4)	($11.2)
Cash taxes paid in the current period	($46.2)	($39.5)	($31.3)	($32.3)	($32.4)	($32.8)	($30.5)	($26.3)	($25.4)
Adjusted NOPAT	$57.1	$101.1	$121.8	$136.5	$131.2	$151.4	$182.6	$229.2	$270.3
Average Invested Capital[3] (from above)	$1,005.7	$977.7	$971.5	$974.0	$986.0	$1,067.0	$1,132.6	$1,185.5	$1,230.7
TTM Adjusted ROIC	*6%*	*10%*	*13%*	*14%*	*13%*	*14%*	*16%*	*19%*	*22%*

Adjusted NOPAT (from above)	$57.1	$101.1	$121.8	$136.5	$131.2	$151.4	$182.6	$229.2	$270.3
Add back: SBC excluding investment consideration and restructuring[4]	$32.0	$33.2	$39.8	$42.3	$44.5	$27.1	$18.8	$15.4	$11.2
TTM Adjusted NOPAT excluding SBC	$89.2	$134.3	$161.6	$178.9	$175.7	$178.4	$201.4	$244.6	$281.5
Average Invested Capital[3] (from above)	$1,005.7	$977.7	$971.5	$974.0	$986.0	$1,067.0	$1,132.6	$1,185.5	$1,230.7
TTM Adjusted ROIC excluding SBC	*9%*	*14%*	*17%*	*18%*	*18%*	*17%*	*18%*	*21%*	*23%*

[1]*Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero.*

[2,3]*Average invested capital represents a four quarter average of total debt, redeemable noncontrolling interests and total shareholder equity, less excess cash.*

[4]*Adjusted EBITDA excludes all SBC. We show adjusted NOPAT for the purposes of the ROIC calculation including SBC not related to investment consideration and restructuring, and also without.*

Values may not sum to total due to rounding.

Page 33 of 34

ABOUT CIMPRESS: Cimpress N.V. (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vistaprint and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress N.V. or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenues, and profits; the development and anticipated benefits of a new e-commerce platform and free shipping offers in our Vistaprint business; our expectations for our Printi business; the anticipated competitive position of certain of our businesses in Europe; the development and anticipated benefits to our businesses of our mass customization platform; our planned merger to change our jurisdiction of incorporation from the Netherlands to Ireland; and the expected timing and impacts of Swiss tax reform. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. If we fail to satisfy the conditions to the closing of our merger to Ireland, then the merger may be delayed or may not close at all. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; our failure to execute our strategy; our inability to make the investments in our business that we plan to make or the failure of those investments to achieve the results we expect; our failure to address performance issues in some of our businesses; the failure of the businesses we acquire or invest in to perform as expected; our failure to develop and deploy our mass customization platform or the Vistaprint e-commerce platform or the failure of either platform to drive the performance, efficiencies, and competitive advantage we expect; loss of key personnel or our inability to recruit talented personnel to drive performance of our businesses; unanticipated changes in our markets, customers, or businesses; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses, including changes in the timing of or regulations included in Swiss tax reform; competitive pressures; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2019 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 34 of 34